Exhibit 10.20


                                 AMENDMENT NO. 1
                                       TO
                           INVESTORS' RIGHTS AGREEMENT

         This Amendment No. 1 to Investors' Rights Agreement ("Amendment"), is entered into as of March 22, 2004 (the "Effective Date") by and among Specialized Health Products International, Inc., a Delaware corporation (the "Company"), and the persons identified on the signature page hereto (the "Initiating Holders").

         WHEREAS, the Company, the Initiating Holders and certain other parties entered into that certain Investors' Rights Agreement as of October 5, 2001 (the "Investors' Rights Agreement"); and

         WHEREAS, the Company and the Initiating Holders desire to amend the Investors' Rights Agreement as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby as follows:

                  1. Sections 1.1(j) shall be amended and restated in its entirety to read as follows:

         (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) shares of Common Stock issued or issuable upon exercise of those certain Warrants issued by the Company to Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. (collectively, the "Galen Funds") dated March 22, 2004, (iii) the shares of Common Stock issued or issuable upon conversion of the convertible promissory notes which may be issued to the Galen Funds pursuant to the terms of that certain Purchase Agreement, dated as of March 22, 2004, by and among the Company and the Galen Funds, and (iv) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clauses (i)-(iii) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  2. Except as amended hereby, the Investors' Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect.

                  3. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  4. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument which may be sufficiently evidenced by one counterpart.



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         IN WITNESS WHEREOF, the foregoing instrument has been duly executed by the undersigned as of the date and year first above written.

                              COMPANY:

                              SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

                              By: /s/ Jeffrey Soinski
                                 ---------------------------------------------
                                  Name: Jeffrey Soinski
                                  Title: President & CEO

                              INITIATING HOLDERS:

                              GALEN PARTNERS III, L.P.
                              By:  Claudius, L.L.C., its General Partner


                              By: Bruce F. Wesson
                                 ---------------------------------------------
                                  Name: Bruce F. Wesson
                                  Title:Senior Managing Member

                              GALEN PARTNERS INTERNATIONAL III, L.P.
                              By:  Claudius, L.L.C., its General Partner


                              By: /s/ Bruce F. Wesson
                                 ----- ----------------------------------------
                                  Name: Bruce F. Wesson
                                  Title:Senior Managing Member

                              GALEN EMPLOYEE FUND III, L.P.
                              By:  Wesson Enterprises, Inc., its General Partner


                              By: /s/ Bruce F. Wesson
                                 ---------------------------------------------
                                  Name: Bruce F. Wesson
                                  Title:President


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